GUIDESTONE FUNDS

(the “Trust”)

GS2 Class • GS4 Class • GS6 Class • GS8 Class

Supplement dated June 21, 2007

to

Prospectus dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

CHANGES TO THE CLASS STRUCTURE OF THE TRUST

Effective June 1, 2007, each series of the Trust (each a “Fund” and together, the “Funds”), except Global Bond Fund, Real Estate Securities Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I, terminated the GS8 Class, and the shares of the GS8 Class of each Fund were exchanged for shares of the GS6 Class of the same Fund on a share-for-share basis. The GS6 Class has lower expenses than the GS8 Class. The fees of the GS2, GS4 and GS6 Classes did not change.

Change in Eligibility Requirements for Purchasing a Share Class

Under the heading “Shareholder Information” in your Prospectus, the following text should replace the paragraph describing GS6 Class eligibility requirements and the Standard Plan Eligibility Schedule. In addition, the paragraph describing GS8 Class eligibility requirements has been deleted.

GS6 Class shares of the Funds are sold only to accounts for (a) Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below; (b) Outside Service Plans upon selection of this class by a fiduciary for the plan other than GuideStone Financial Resources; (c) health savings accounts (“HSAs”) as described in section 223 of the Internal Revenue Code of 1954, as amended (the “Code”), provided or made available by GuideStone Financial Resources; and (d) tax-sheltered only arrangements (“TSAs”) as described in section 403(b)(7) of the Code provided or made available by GuideStone Financial Resources.

Standard Plan Eligibility Schedule

Eligibility Schedule Assets	Date Target Funds	Blended Funds	Select Funds

Less than $5 million	GS6	GS6	GS6
$5 — $15 million	GS4	GS4	GS6
$15 — $80 million	GS4	GS4	GS4
$80 — $250 million	GS4	GS2	GS4
Over $250 million	GS4	GS2	GS2

Eligibility Schedule Assets	Date Target Funds	Blended Funds	Select Funds

No Participant Directed Accounts	GS4	GS2	GS2

GS8 Class Shares of a Fund Exchanged for GS6 Class Shares of the Same Fund(1)

Pursuant to the termination of the GS8 Class and the new investor eligibility requirements described above, on June 1, 2007, individual shareholders who owned shares of the GS8 Class of a Fund (directly or through HSAs or TSAs) received shares of the GS6 Class of the same Fund in exchange for their GS8 Class shares. The GS6 Class has lower expenses, as described below.

Distribution Arrangements

The Trust’s Board of Trustees has adopted a separate Shareholder Service Plan for the GS6 Class of each Fund and the GS8 Class of each Fund (“Service Plan”). Under its Service Plan, the GS8 Class of each Select Fund is authorized to pay service and recordkeeping fees of 0.40% of average daily net assets, and the GS8 Class of each Blended Fund and Date Target Fund is authorized to pay service and recordkeeping fees of 0.21% of average daily net assets. Under its Service Plan, the GS6 Class of each Select Fund is authorized to pay 0.30% of average daily net assets, and the GS6 Class of each Blended Fund and Date Target Fund is authorized to pay service and recordkeeping fees of 0.11% of average daily net assets. The Service Plan for the GS8 Class of each Select Fund, Blended Fund and Date Target Fund was terminated and shareholders were automatically exchanged into the GS6 Class at the close of business on June 1st. The shareholder service fees for GS6 Class shareholders did not change.

The Trust’s Board of Trustees has also adopted a separate Distribution Plan for the GS6 Class and GS8 Class (“12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”). Under its 12b-1 Plan, the GS8 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.30% of average daily net assets. Under its 12b-1 Plan, the GS6 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.10% of average daily net assets. The 12b-1 Plan for the GS8 Class was terminated and shareholders were automatically exchanged into the GS6 Class at the close of business on June 1st. The distribution (12b-1) fees for GS6 Class shareholders did not change.

_______________________

(1)	Notification letters were mailed to shareholders of the GS8 Class the week of May 21, 2007.

INFORMATION REGARDING THE SMALL CAP EQUITY FUND

At a quarterly Board meeting held on May 21 and 22, 2007, the Board voted to approve on behalf of the Small Cap Equity Fund (1) a new sub-advisory agreement among Western Asset Management Company (“Western”), GuideStone Capital Management (the “Investment Adviser”) and the Trust, and (2) a new sub-advisory agreement among Western Asset Management Company Limited (“WAMCL”), the Investment Adviser and the Trust.

It is currently intended that a portion of the Fund previously managed by another sub-adviser to the Fund will now be managed by Western and WAMCL using a core-oriented strategy. Aronson+Johnson+Ortiz L.P., Lord, Abbett & Co. LLC, Lotsoff Capital Management, Provident Investment Counsel, Inc., and TimesSquare Capital Management, LLC will also continue to act as sub-advisers to the Fund.

The “Small Cap Equity Fund Summary” on pages 101-102 of the Prospectus should be deleted in its entirety and replaced with the following:

The Small Cap Equity Fund Summary

Portfolio Description

Investment Objective	•	The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Principal Investment Strategies	•

The Fund invests mainly (at least 80% of its net assets) in common stocks of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, consistent with the capitalization range of companies comprising the Russell 2000® Index (or other financial instruments that derive their value from the securities of such companies). The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•

The Fund is generally diversified with respect to stocks possessing attractive fundamental values and strong growth prospects. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

•

In addition to its investments in small capitalization stocks, the Fund invests in Russell 2000® Index derivatives. The Russell 2000® Index derivatives are backed by an actively managed, diversified portfolio of fixed income investments, comprising no more than 15% of the Fund’s net assets.

	•	The Fund may invest and reinvest in long or short derivative instruments such as, but not limited to, futures contracts, options and swap agreements.

	•	The Fund uses a multi-manager approach, using two or more Sub-

Advisers that each manage a portion of its portfolio under the oversight of the Investment Adviser. The Sub-Advisers, using fundamental research and quantitative analysis, select stocks that they believe have favorable investment characteristics, but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth, relative valuation, business catalysts, or quality of management. See “Sub-Advisers” under “Management of the Funds” for a discussion of the Fund’s Sub-Advisers.

See “Additional Investment & Risk Information” for more about the Fund’s investments.
Principal Risks	The Fund is subject to the following principal risks. Other risks are described under “Additional Investment & Risk Information.”

	•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible for you to lose money by investing in the Fund.

•

The Fund invests primarily in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

	•	The Fund expects to have a high portfolio turnover rate. High turnover creates more transaction costs and negative tax consequences that may have a negative impact on your investment in the Fund.

	•	The Fund may invest in initial public offerings which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.

	•	The Fund’s use of derivatives may increase the risk of loss.

	•	There is a risk that the issuer of a fixed income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

	•	As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease.

	•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

What is market capitalization?

Market capitalization is the total dollar value of all of an issuer’s outstanding shares on a market. It is a measure of corporate size. The market capitalization of an issuer is equal to the number of its shares outstanding multiplied by the price per share

Additional Investment & Risk Information

The following should be inserted after the first paragraph under the heading “Derivatives” beginning on page 109 of the Prospectus:

The Bond Funds, Equity Index Fund, International Equity Fund and Small Cap Equity Fund may invest in derivative instruments including, but not limited to, futures contracts, forward contracts, options and swap agreements, for hedging or for investment purposes.

The Small Cap Equity Fund should be added to the second paragraph under the heading “Derivatives” beginning on page 110 of the Prospectus.

The last sentence of the third paragraph under the heading “Derivatives” on page 110 of the Prospectus should be deleted in its entirety.

The first sentence of the paragraph entitled “Short Sales” on page 110 of the Prospectus should be deleted and replaced with the following:

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Blended Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure.

Sub Advisers

The following should be inserted after the fifth paragraph under the heading Small Cap Equity Fund on page 119 of the Prospectus:

Western Asset Management Company (“Western”), Pasadena, California: As of December 31, 2006, Western approximately manages $574.6 billion in assets that span the yield curve and globe. Western utilizes a team-based approach to portfolio management, bringing the expertise of all of its sector specialists, as guidelines allow, to all portfolios. Western’s Investment Strategy Group sets policy for its portion of the Small Cap Equity Fund, with that policy implemented by the portfolio team. S. Kenneth Leech and Stephen A. Walsh are responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Leech and Mr. Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. With respect to the Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt and Mark S. Lindbloom provide specialized expertise and oversight. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. Messrs. Leech, Walsh, Moody and Eichstaedt have been employed as portfolio managers for Western for the past five years. Mr. Lindbloom has been employed as a portfolio manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Western Asset Management Company Limited (“WAMCL”), London, England: WAMCL manages approximately $91.3 billion in assets, as of December 31, 2006. It utilizes a team-based approach to portfolio management to manage a portion of the Small Cap Equity Fund’s investments in obligations denominated in currencies other than the U.S. dollar. S. Kenneth Leech and Stephen A. Walsh are responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Leech and Mr. Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. With respect to the Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt and Mark S. Lindbloom provide specialized expertise and oversight. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. WAMCL’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. Messrs. Leech, Walsh, Moody and Eichstaedt have been employed as portfolio managers for Western for the past five years. Mr. Lindbloom has been employed as a portfolio manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUIDESTONE FUNDS

Supplement dated June 21, 2007

to

Statement of Additional Information dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The Small Cap Equity Fund may purchase the following investments, which are described in detail under the heading “Description of Investments and Risks” beginning on page 4 of the SAI: asset-backed and mortgage-backed securities, including collateralized mortgage obligations (“CMO”); obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations; obligations issued or guaranteed by foreign governments, banks and corporations denominated in foreign currencies; interest rate swaps; loan participations; municipal instruments; short sales; supranational organization obligations; and credit default swaps.

In addition, the Small Cap Equity Fund may purchase Real Estate Mortgage Investment Conduits (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

The following should be inserted after the fifth paragraph under the heading Small Cap Equity Fund on page 42 of the SAI:

Western Asset Management Company (“Western”), Pasadena, California: Western is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Company Limited (“WAMCL”), London, England: The firm is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. It is an affiliated company of Western Asset Management Company.